Exhibit 99.1

3rd Quarter 2024 // Quarter Ended September 30, 2024

EARNINGS RELEASE AND SUPPLEMENTAL OPERATING & FINANCIAL DATA

The Lydian // Denver, CO

centerspace

Earnings Release

Centerspace Reports Third Quarter 2024 Financial Results and Raises Mid-Point for 2024 Core FFO per Share Guidance
MINNEAPOLIS, MN, October 28, 2024 – Centerspace (NYSE: CSR) announced today its financial and operating results for the three and nine months ended September 30, 2024. The tables below show Net Income (Loss), Funds from Operations (“FFO”)1, and Core FFO1, all on a per diluted share basis, for the three and nine months ended September 30, 2024; Same-Store Revenues, Expenses, and Net Operating Income (“NOI”)1 over comparable periods; along with Same-Store Weighted-Average Occupancy and leasing rates for each of the three and applicable nine months ended September 30, 2024, June 30, 2024, and September 30, 2023.

	Three Months Ended September 30,		Nine Months Ended September 30,
Per Common Share	2024	2023	2024	2023
Net income (loss) - diluted	$(0.40)	$0.41	$(0.96)	$2.96
FFO - diluted(1)	$1.01	$1.15	$3.40	$3.15
Core FFO - diluted(1)	$1.18	$1.20	$3.68	$3.56

	Year-Over-Year Comparison	Sequential Comparison	YTD Comparison
Same-Store Results(2)	Q3 2024 vs. Q3 2023	Q3 2024 vs. Q2 2024	2024 vs. 2023
Revenues	3.0%	—%	3.3%
Expenses	3.2%	5.8%	2.0%
NOI(1)	2.8%	(3.7)%	4.2%

	Three months ended			Nine months ended
Same-Store Results(2)	September 30, 2024	June 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
Weighted Average Occupancy	95.3%	95.3%	94.6%	95.1%	94.9%
New Lease Rate Growth	(1.2)%	3.6%	2.0%	0.8%	3.1%
Renewal Lease Rate Growth	3.2%	3.6%	4.7%	3.3%	4.9%
Blended Lease Rate Growth (3)	1.5%	3.6%	3.6%	2.2%	4.0%
(1)NOI, FFO, and Core FFO are non-GAAP financial measures. For more information on their usage and presentation, and a reconciliation to the most directly comparable GAAP measures, refer to “Non-GAAP Financial Measures and Reconciliations” and “Non-GAAP Financial Measures and Other Terms” in Supplemental and Financial Operating Data within.
(2)Same-store results are updated for disposition activity. Refer to “Non-GAAP Financial Measures and Reconciliations” in Supplemental and Financial Operating Data within.
(3)Blended lease rate growth is weighted by lease count.
Highlights for the Third Quarter and Year-to-Date
•Centerspace raised the mid-point and narrowed the 2024 financial outlook ranges for net loss per diluted share and Core FFO per diluted share. Refer to page S-17 in the Supplemental and Financial Operating Data within for additional detail;
•Centerspace issued approximately 1.5 million common shares for net consideration of $105.1 million, and an average price of $71.12 per share during the third quarter of 2024 under its at-the-market offering program and used the proceeds to redeem all of its outstanding Series C preferred shares for $97.0 million, which had a distribution equal to 6.625%;
•Net loss was $0.40 per diluted share for the third quarter of 2024, compared to net income of $0.41 per diluted share for the same period of the prior year;

1

•Core FFO per diluted share increased 3.4% to $3.68 for the nine months ended September 30, 2024, compared to $3.56 for the nine months ended September 30, 2023; and
•Same-store revenues increased by 3.0% for the third quarter of 2024 compared to the third quarter of 2023, driving a 2.8% increase in same-store NOI compared to the same period of the prior year.
Balance Sheet
At the end of the third quarter, Centerspace had $235.5 million of total liquidity on its balance sheet, consisting of $221.0 million available under the lines of credit and cash and cash equivalents of $14.5 million.
Updated 2024 Financial Outlook
Centerspace updated its 2024 financial outlook. For additional information, see S-17 of the Supplemental Financial and Operating Data for the quarter ended September 30, 2024 included at the end of this release. These ranges should be considered in their entirety. The table below reflects the updated outlook.

	Previous Outlook for 2024		Updated Outlook for 2024
	Low	High	Low	High
Net income per Share – diluted	$(1.21)	$(1.01)	$(1.21)	$(1.06)
Same-Store Revenue	3.25%	4.25%	3.00%	3.50%
Same-Store Expenses	3.50%	4.75%	2.50%	3.25%
Same-Store NOI	3.00%	4.00%	3.25%	3.75%
FFO per Share – diluted	$4.61	$4.76	$4.50	$4.59
Core FFO per Share – diluted	$4.78	$4.92	$4.82	$4.90
Additional assumptions:
•Same-store recurring capital expenditures of $1,100 per home to $1,150 per home
•Value-add expenditures of $23.0 million to $25.0 million
Note: FFO and Core FFO are non-GAAP financial measures. For more information on their usage and presentation and a reconciliation to the most comparable GAAP measure, please refer to “2024 Financial Outlook” in the Supplemental Financial and Operating Data within.
Subsequent Events
On October 1, 2024, Centerspace closed on the acquisition of The Lydian in Denver, CO, for total consideration of $54.0 million. The acquisition was financed through the assumption of mortgage debt, issuance of common operating partnership units, and cash.
Upcoming Events
Centerspace is scheduled to participate in Nareit’s REITworld conference in Las Vegas, NV, November 18-21.
Earnings Call

Live webcast and replay: https://ir.centerspacehomes.com

Live Conference Call		Conference Call Replay
Tuesday, October 29, 2024, at 10:00 AM ET		Replay available until November 12, 2024
USA Toll Free	1-833-470-1428	USA Toll Free	1-866-813-9403
International	1-404-975-4839	International	1-929-458-6194
Canada Toll Free	1-833-950-0062
Access Code	050510	Access Code	581939
Supplemental Information
Supplemental Operating and Financial Data for the quarter ended September 30, 2024 included herein (“Supplemental Information”), is available in the Investors section on Centerspace’s website at www.centerspacehomes.com or by calling Investor Relations at 952-401-6600. Non-GAAP financial measures and other capitalized terms, as used in this earnings release, are defined and reconciled in the Supplemental Financial and Operating Data, which accompanies this earnings release.

2

About Centerspace
Centerspace is an owner and operator of apartment communities committed to providing great homes by focusing on integrity and serving others. Founded in 1970, as of September 30, 2024, Centerspace owned interests in 70 apartment communities consisting of 12,883 apartment homes located in Colorado, Minnesota, Montana, Nebraska, North Dakota, and South Dakota. Centerspace was named a top workplace for the fifth consecutive year in 2024 by the Minneapolis Star Tribune. For more information, please visit www.centerspacehomes.com.
Forward-Looking Statements
Certain statements in this press release and the accompanying Supplemental Operating and Financial Data are based on the company's current expectations and assumptions, and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements do not discuss historical fact, but instead include statements related to expectations, projections, intentions or other items related to the future. Forward-looking statements are typically identified by the use of terms such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” “assumes,” “may,” “projects,” “outlook,” “future,” and variations of such words and similar expressions. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance, or achievements to be materially different from the results of operations, financial conditions, or plans expressed or implied by the forward-looking statements. Although the company believes the expectations reflected in its forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be achieved. Any statements contained herein that are not statements of historical fact should be deemed forward-looking statements. As a result, reliance should not be placed on these forward-looking statements, as these statements are subject to known and unknown risks, uncertainties, and other factors beyond the company's control and could differ materially from actual results and performance. Such risks, uncertainties, and other factors that might cause such differences include, but are not limited to those risks and uncertainties detailed from time to time in Centerspace's filings with the Securities and Exchange Commission, including the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” contained in its Annual Report on Form 10-K for the year ended December 31, 2023, in its subsequent quarterly reports on Form 10-Q, and in other public reports. The company assumes no obligation to update or supplement forward-looking statements that become untrue due to subsequent events.
Contact Information
Investor Relations
Josh Klaetsch
Phone: 952-401-6600
Email: IR@centerspacehomes.com
Marketing & Media
Kelly Weber
Phone: 952-401-6600
Email: kweber@centerspacehomes.com

3

Supplemental Financial and Operating Data
Table of Contents
September 30, 2024

Common Share Data (NYSE: CSR)

	Three Months Ended
	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
High closing price	$75.50	$70.93	$58.00	$59.33	$66.57
Low closing price	$67.04	$55.48	$52.65	$47.82	$59.39
Average closing price	$71.91	$65.88	$55.68	$54.61	$62.52
Closing price at end of quarter	$70.47	$67.63	$57.14	$58.20	$60.26
Common share distributions – annualized	$3.00	$3.00	$3.00	$2.92	$2.92
Closing dividend yield – annualized	4.3%	4.4%	5.3%	5.0%	4.8%
Closing common shares outstanding (thousands)	16,568	15,057	14,912	14,963	15,052
Closing limited partnership units outstanding (thousands)	809	828	844	861	864
Closing Series E preferred units outstanding, as converted (thousands)	2,038	2,053	2,062	2,078	2,087
Total closing common shares, limited partnership units, and Series E preferred units, as converted, outstanding (thousands)	19,415	17,938	17,818	17,902	18,003
Closing market value of outstanding common shares, plus imputed closing market value of outstanding limited partnership units and Series E preferred units, as converted (thousands)	$1,368,175	$1,213,147	$1,018,121	$1,041,896	$1,084,861

S-1

CENTERSPACE
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(in thousands)

	Three Months Ended					Nine Months Ended
	9/30/2024	6/30/2024	3/31/2024	12/31/2023	9/30/2023	9/30/2024	9/30/2023
REVENUE	$65,025	$65,043	$64,506	$64,068	$64,568	$194,574	$197,241
EXPENSES
Property operating expenses, excluding real estate taxes	19,628	18,108	18,764	18,237	19,602	56,500	58,816
Real estate taxes	7,031	7,081	6,305	6,861	7,143	20,417	21,898
Property management expense	2,242	2,222	2,330	2,341	2,197	6,794	7,012
Casualty (gain) loss	(412)	510	820	853	937	918	1,242
Depreciation and amortization	26,084	25,714	27,012	26,617	24,697	78,810	75,061
Impairment of real estate investments	—	—	—	5,218	—	—	—
General and administrative expenses	4,102	4,216	4,623	4,363	3,832	12,941	15,717
TOTAL EXPENSES	$58,675	$57,851	$59,854	$64,490	$58,408	$176,380	$179,746
Gain (loss) on sale of real estate and other investments	—	—	(577)	(83)	11,235	(577)	71,327
Loss on litigation settlement	—	—	—	(1,000)	—	—	(2,864)
Operating income (loss)	6,350	7,192	4,075	(1,505)	17,395	17,617	85,958
Interest expense	(8,946)	(9,332)	(9,207)	(8,913)	(8,556)	(27,485)	(27,516)
Interest and other income	645	477	340	533	330	1,462	674
Net income (loss)	$(1,951)	$(1,663)	$(4,792)	$(9,885)	$9,169	$(8,406)	$59,116
Dividends to Series D preferred unitholders	(160)	(160)	(160)	(160)	(160)	(480)	(480)
Net (income) loss attributable to noncontrolling interest – Operating Partnership and Series E preferred units	1,095	561	1,079	1,917	(1,204)	2,735	(9,058)
Net income attributable to noncontrolling interests – consolidated real estate entities	(32)	(34)	(32)	(29)	(31)	(98)	(96)
Net income (loss) attributable to controlling interests	(1,048)	(1,296)	(3,905)	(8,157)	7,774	(6,249)	49,482
Dividends to preferred shareholders	(1,607)	(1,607)	(1,607)	(1,607)	(1,607)	(4,821)	(4,821)
Redemption of preferred shares	(3,511)	—	—	—	—	(3,511)	—
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$(6,166)	$(2,903)	$(5,512)	$(9,764)	$6,167	$(14,581)	$44,661

Per Share Data - Basic
Net income (loss) per common share – basic	$(0.40)	$(0.19)	$(0.37)	$(0.65)	$0.41	$(0.96)	$2.98

Per Share Data - Diluted
Net income (loss) per common share – diluted	$(0.40)	$(0.19)	$(0.37)	$(0.65)	$0.41	$(0.96)	$2.96

S-2

CENTERSPACE
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
(in thousands)

	9/30/2024	6/30/2024	3/31/2024	12/31/2023	9/30/2023
ASSETS
Real estate investments
Property owned	$2,438,255	$2,428,290	$2,413,488	$2,420,146	$2,326,408
Less accumulated depreciation	(604,175)	(578,691)	(553,231)	(530,703)	(516,673)
Total real estate investments	1,834,080	1,849,599	1,860,257	1,889,443	1,809,735
Cash and cash equivalents	14,453	14,328	12,682	8,630	29,701
Restricted cash	2,794	1,084	1,066	639	22,496
Other assets	36,078	34,414	29,468	27,649	16,349
TOTAL ASSETS	$1,887,405	$1,899,425	$1,903,473	$1,926,361	$1,878,281

LIABILITIES, MEZZANINE EQUITY, AND EQUITY
LIABILITIES
Accounts payable and accrued expenses	$61,000	$52,885	$54,614	$62,754	$62,674
Revolving lines of credit	39,000	48,000	40,357	30,000	—
Notes payable, net of unamortized loan costs	299,506	299,490	299,475	299,459	299,443
Mortgages payable, net of unamortized loan costs	582,760	584,193	585,382	586,563	539,245
TOTAL LIABILITIES	$982,266	$984,568	$979,828	$978,776	$901,362

SERIES D PREFERRED UNITS	$16,560	$16,560	$16,560	$16,560	$16,560
EQUITY
Series C Preferred Shares of Beneficial Interest	—	93,530	93,530	93,530	93,530
Common Shares of Beneficial Interest	1,270,752	1,167,055	1,160,492	1,165,694	1,169,025
Accumulated distributions in excess of net income	(597,720)	(579,139)	(564,951)	(548,273)	(527,586)
Accumulated other comprehensive loss	(578)	(749)	(922)	(1,119)	(1,434)
Total shareholders’ equity	$672,454	$680,697	$688,149	$709,832	$733,535
Noncontrolling interests – Operating Partnership and Series E preferred units	215,444	216,901	218,255	220,544	226,205
Noncontrolling interests – consolidated real estate entities	681	699	681	649	619
TOTAL EQUITY	$888,579	$898,297	$907,085	$931,025	$960,359
TOTAL LIABILITIES, MEZZANINE EQUITY, AND EQUITY	$1,887,405	$1,899,425	$1,903,473	$1,926,361	$1,878,281

S-3

CENTERSPACE
NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (unaudited)
This release contains certain non-GAAP financial measures. The non-GAAP financial measures should not be considered a substitute for operating results determined in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The definitions and calculations of these non-GAAP financial measures, as calculated by the company, may not be comparable to non-GAAP financial measures reported by other REITs that do not define each of the non-GAAP financial measures exactly as Centerspace does. The non-GAAP financial measures are defined and further explained on pages S-19 through S-22, “Non-GAAP Financial Measures and Other Terms.”
The company provides certain information on a same-store and non-same-store basis. Same-store apartment communities are owned or in service for substantially all of the periods being compared, and, in the case of newly-constructed properties, have achieved a target level of physical occupancy of 90%. On the first day of each calendar year, Centerspace determines the composition of its same-store pool for that year as well as adjusts the previous year, which allows the company to evaluate the performance of existing apartment communities and their contribution to net operating income. The company believes that measuring performance on a same-store basis is useful to investors because it enables evaluation of how a fixed pool of its communities are performing year-over-year. Centerspace uses this measure to assess whether or not the company has been successful in increasing NOI (defined and reconciled below), raising average rental revenue, renewing leases on existing residents, controlling operating costs, and making prudent capital improvements.
For the comparison of the nine months ended September 30, 2024 and 2023, one apartment community was non-same-store. Sold communities are included in “Dispositions,” while “Other properties” includes non-multifamily properties and the non-multifamily components of mixed-use properties.

S-4

CENTERSPACE
RECONCILIATIONS OF OPERATING INCOME TO NET OPERATING INCOME (1)

	(in thousands, except percentages)
	Three Months Ended			Sequential		Year-Over-Year
	9/30/2024	6/30/2024	9/30/2023	$ Change	% Change	$ Change	% Change
Operating income	$6,350	$7,192	$17,395	$(842)	(11.7)%	$(11,045)	(63.5)%
Adjustments:
Property management expenses	2,242	2,222	2,197	20	0.9%	45	2.0%
Casualty (gain) loss	(412)	510	937	(922)	(180.8)%	(1,349)	(144.0)%
Depreciation and amortization	26,084	25,714	24,697	370	1.4%	1,387	5.6%
General and administrative expenses	4,102	4,216	3,832	(114)	(2.7)%	270	7.0%
Gain on sale of real estate and other investments	—	—	(11,235)	—	N/A	11,235	(100.0)%
Net operating income(1)	$38,366	$39,854	$37,823	$(1,488)	(3.7)%	$543	1.4%

Revenue
Same-store	$62,610	$62,599	$60,789	$11	—%	$1,821	3.0%
Non-same-store	1,847	1,867	—	(20)	(1.1)%	1,847	N/A
Other properties	568	577	676	(9)	(1.6)%	(108)	(16.0)%
Dispositions	—	—	3,103	—	*	(3,103)	*
Total	65,025	65,043	64,568	(18)	—%	457	0.7%

Property operating expenses, including real estate taxes
Same-store	25,825	24,416	25,018	1,409	5.8%	807	3.2%
Non-same-store	605	537	—	68	12.7%	605	N/A
Other properties	229	236	271	(7)	(3.0)%	(42)	(15.5)%
Dispositions	—	—	1,456	—	*	(1,456)	*
Total	26,659	25,189	26,745	1,470	5.8%	(86)	(0.3)%

Net operating income(1)
Same-store	36,785	38,183	35,771	(1,398)	(3.7)%	1,014	2.8%
Non-same-store	1,242	1,330	—	(88)	(6.6)%	1,242	N/A
Other properties	339	341	405	(2)	(0.6)%	(66)	(16.3)%
Dispositions	—	—	1,647	—	*	(1,647)	*
Total	$38,366	$39,854	$37,823	$(1,488)	(3.7)%	$543	1.4%

(1)Net operating income is a non-GAAP measure. Refer to pages S-19 through S-22 “Non-GAAP Financial Measures and Other Terms” for additional information.
* Not a meaningful percentage.

S-5

CENTERSPACE
RECONCILIATIONS OF OPERATING INCOME TO NET OPERATING INCOME (1)

	(in thousands, except percentages)
	Nine Months Ended September 30,
	2024	2023	$ Change	% Change
Operating income	$17,617	$85,958	$(68,341)	(79.5)%
Adjustments:
Property management expenses	6,794	7,012	(218)	(3.1)%
Casualty loss	918	1,242	(324)	(26.1)%
Depreciation and amortization	78,810	75,061	3,749	5.0%
General and administrative expenses	12,941	15,717	(2,776)	(17.7)%
(Gain) loss on sale of real estate and other investments	577	(71,327)	71,904	(100.8)%
Loss on litigation settlement	—	2,864	(2,864)	(100.0)%
Net operating income(1)	$117,657	$116,527	$1,130	1.0%

Revenue
Same-store	$186,745	$180,759	$5,986	3.3%
Non-same-store	5,517	—	5,517	N/A
Other properties	1,783	2,014	(231)	(11.5)%
Dispositions	529	14,468	(13,939)	*
Total	194,574	197,241	(2,667)	(1.4)%

Property operating expenses, including real estate taxes
Same-store	74,236	72,771	1,465	2.0%
Non-same-store	1,707	—	1,707	N/A
Other properties	647	546	101	18.5%
Dispositions	327	7,397	(7,070)	*
Total	76,917	80,714	(3,797)	(4.7)%

Net operating income(1)
Same-store	112,509	107,988	4,521	4.2%
Non-same-store	3,810	—	3,810	N/A
Other properties	1,136	1,468	(332)	(22.6)%
Dispositions	202	7,071	(6,869)	*
Total	$117,657	$116,527	$1,130	1.0%

(1)Net operating income is a non-GAAP measure. Refer to pages S-19 through S-22 “Non-GAAP Financial Measures and Other Terms” for additional information.
* Not a meaningful percentage.

S-6

CENTERSPACE
RECONCILIATIONS OF SAME-STORE CONTROLLABLE EXPENSES TO TOTAL PROPERTY OPERATING EXPENSES, INCLUDING REAL ESTATE TAXES (1)

	(in thousands, except percentages)
	Three Months Ended September 30,				Nine Months Ended September 30,
	2024	2023	$ Change	% Change	2024	2023	$ Change	% Change
Controllable expenses
On-site compensation(2)	$6,621	$6,765	$(144)	(2.1)%	$19,660	$19,250	$410	2.1%
Repairs and maintenance	4,009	4,138	(129)	(3.1)%	10,816	10,654	162	1.5%
Utilities	3,701	3,607	94	2.6%	11,120	11,833	(713)	(6.0)%
Administrative and marketing	1,828	1,525	303	19.9%	5,018	4,166	852	20.5%
Total	$16,159	$16,035	$124	0.8%	$46,614	$45,903	$711	1.5%

Non-controllable expenses
Real estate taxes	$6,759	$6,685	$74	1.1%	$19,577	$20,129	$(552)	(2.7)%
Insurance	2,907	2,298	609	26.5%	8,045	6,739	1,306	19.4%
Total	$9,666	$8,983	$683	7.6%	$27,622	$26,868	$754	2.8%
Total property operating expenses, including real estate taxes - same-store	$25,825	$25,018	$807	3.2%	$74,236	$72,771	$1,465	2.0%

Property operating expenses, including real estate taxes - non-same-store	$605	$—	$605	N/A	$1,707	$—	$1,707	N/A
Property operating expenses, including real estate taxes - other properties	229	271	(42)	(15.5)%	647	546	101	18.5%
Property operating expenses, including real estate taxes - dispositions	—	1,456	(1,456)	*	327	7,397	(7,070)	*
Total property operating expenses, including real estate taxes	$26,659	$26,745	$(86)	(0.3)%	$76,917	$80,714	$(3,797)	(4.7)%

(1)Same-store controllable expenses is a non-GAAP measure. Refer to pages S-19 through S-22 “Non-GAAP Financial Measures and Other Terms” for additional information.
(2)On-site compensation for administration, leasing, and maintenance personnel.
* Not a meaningful percentage.

S-7

CENTERSPACE
RECONCILIATIONS OF NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS TO FUNDS FROM OPERATIONS AND CORE FUNDS FROM OPERATIONS (1)

	(in thousands, except per share amounts)
	Three Months Ended					Nine Months Ended
	9/30/2024	6/30/2024	3/31/2024	12/31/2023	9/30/2023	9/30/2024	9/30/2023
Funds From Operations(1)
Net income (loss) available to common shareholders	$(6,166)	$(2,903)	$(5,512)	$(9,764)	$6,167	$(14,581)	$44,661
Adjustments:
Noncontrolling interests – Operating Partnership and Series E preferred units	(1,095)	(561)	(1,079)	(1,917)	1,204	(2,735)	9,058
Depreciation and amortization	26,084	25,714	27,012	26,617	24,697	78,810	75,061
Less depreciation – non real estate	(81)	(82)	(85)	(85)	(56)	(248)	(236)
Less depreciation – partially owned entities	(25)	(25)	(24)	(22)	(20)	(74)	(58)
Impairment of real estate	—	—	—	5,218	—	—	—
(Gain) loss on sale of real estate and other assets	—	—	577	82	(11,235)	577	(71,323)
FFO applicable to common shares and Units	$18,717	$22,143	$20,889	$20,129	$20,757	$61,749	$57,163

Adjustments to Core FFO(1):
Non-cash casualty (recovery) loss	(632)	191	702	535	854	261	815
Interest rate swap amortization	171	173	197	315	324	542	621
Amortization of assumed debt	263	263	263	136	(116)	789	(348)
Severance and transition related costs	—	—	—	(10)	—	—	3,180
Loss on litigation settlement and associated trial costs(2)	—	—	37	1,035	34	37	3,235
Redemption of preferred shares	3,511	—	—	—	—	3,511	—
Other miscellaneous items(3)	(61)	31	(42)	(35)	(129)	(72)	(97)
Core FFO applicable to common shares and Units	$21,969	$22,801	$22,046	$22,105	$21,724	$66,817	$64,569

FFO applicable to common shares and Units	$18,717	$22,143	$20,889	$20,129	$20,757	$61,749	$57,163
Dividends to Series D preferred unitholders	160	160	160	160	160	480	480
FFO applicable to common shares and Units - diluted	$18,877	$22,303	$21,049	$20,289	$20,917	$62,229	$57,643

Core FFO applicable to common shares and Units	$21,969	$22,801	$22,046	$22,105	$21,724	$66,817	$64,569
Dividends to Series D preferred unitholders	160	160	160	160	160	480	480
Core FFO applicable to common shares and Units - diluted	$22,129	$22,961	$22,206	$22,265	$21,884	$67,297	$65,049

Per Share Data
Net income (loss) per share and Unit - diluted	$(0.40)	$(0.19)	$(0.37)	$(0.65)	$0.41	$(0.96)	$2.96
FFO per share and Unit - diluted(1)	$1.01	$1.23	$1.16	$1.11	$1.15	$3.40	$3.15
Core FFO per share and Unit - diluted(1)	$1.18	$1.27	$1.23	$1.22	$1.20	$3.68	$3.56

Weighted average shares - basic	15,528	14,972	14,922	15,013	14,989	15,143	14,988
Effect of redeemable operating partnership Units for FFO and Core FFO	818	835	854	862	908	836	943
Effect of Series D preferred units for FFO and Core FFO	228	228	228	228	228	228	228
Effect of Series E preferred units for FFO and Core FFO	2,053	2,062	2,078	2,087	2,093	2,064	2,105
Effect of dilutive restricted stock units and stock options for FFO and Core FFO	49	32	20	31	28	32	23
Weighted average shares and Units for FFO and Core FFO - diluted	18,676	18,129	18,102	18,221	18,246	18,303	18,287

(1)Funds from operations and Core funds from operations are non-GAAP measures. Refer to pages S-19 through S-22 “Non-GAAP Financial Measures and Other Terms” for additional information.
(2)Consists of $37,000 in associated trial costs related to the litigation matter for the nine months ended September 30, 2024. Consists of a $3.9 million loss on litigation settlement for a trial judgment entered against the Company and $406,000 in associated trial costs related to the litigation matter for the year ended December 31, 2023.
(3)Consists of (gain) loss on investments and one-time professional fees.

S-8

CENTERSPACE
RECONCILIATIONS OF NET INCOME (LOSS) AVAILABLE TO CONTROLLING INTERESTS
TO ADJUSTED EBITDA(1)

	(in thousands)
	Three Months Ended					Nine Months Ended
	9/30/2024	6/30/2024	3/31/2024	12/31/2023	9/30/2023	9/30/2024	9/30/2023
Adjusted EBITDA
Net income (loss) available to controlling interests	$(1,048)	$(1,296)	$(3,905)	$(8,157)	$7,774	$(6,249)	$49,482
Adjustments:
Dividends to Series D preferred unitholders	160	160	160	160	160	480	480
Noncontrolling interests – Operating Partnership and Series E preferred units	(1,095)	(561)	(1,079)	(1,917)	1,204	(2,735)	9,058
Income (loss) before noncontrolling interests – Operating Partnership and Series E preferred units	$(1,983)	$(1,697)	$(4,824)	$(9,914)	$9,138	$(8,504)	$59,020
Adjustments:
Interest expense	8,932	9,318	9,193	8,900	8,542	27,443	27,473
Depreciation and amortization related to real estate investments	26,059	25,689	26,988	26,595	24,675	78,736	74,997
Impairment of real estate	—	—	—	5,218	—	—	—
Non-cash casualty (recovery) loss	(632)	191	702	535	854	261	815
Interest income	(558)	(462)	(280)	(316)	(187)	(1,300)	(527)
(Gain) loss on sale of real estate and other assets	—	—	577	83	(11,235)	577	(71,323)
Severance and transition related costs	—	—	—	(10)	—	—	3,180
Loss on litigation settlement and associated trial costs(2)	—	—	37	1,035	34	37	3,235
Other miscellaneous items(3)	(61)	31	(42)	(35)	(129)	(72)	(97)
Adjusted EBITDA	$31,757	$33,070	$32,351	$32,091	$31,692	$97,178	$96,773

(1)Adjusted EBITDA is a non-GAAP measure. Refer to pages S-19 through S-22 “Non-GAAP Financial Measures and Other Terms” for additional information.
(2)Consists of $37,000 in associated trial costs related to the litigation matter for the nine months ended September 30, 2024. Consists of a $3.9 million loss on litigation settlement for a trial judgment entered against the Company and $406,000 in associated trial costs related to the litigation matter for the year ended December 31, 2023.
(3)Consists of (gain) loss on investments and one-time professional fees.

S-9

CENTERSPACE
DEBT ANALYSIS
(in thousands)
Debt Maturity Schedule
Annual Expirations

	Future Maturities of Debt
	Secured Fixed Debt	Unsecured Fixed Debt	Unsecured Variable Debt	Total Debt	% of Total Debt	Weighted Average Interest Rate(1)
2024 (remainder)	$—	$—	$—	$—	—	—%
2025	29,745	—	—	29,745	3.2%	3.70%
2026	101,809	—	—	101,809	11.0%	3.59%
2027	48,701	—	—	48,701	5.3%	3.47%
2028	65,707	50,000	39,000	154,707	16.7%	4.04%
Thereafter	340,182	250,000	—	590,182	63.8%	3.47%
Subtotal	586,144	300,000	39,000	925,144	100.0%	3.59%
Premiums and discounts, net	(345)	—	—	(345)
Deferred financing costs, net	(3,039)	(494)	—	(3,533)
Total debt	$582,760	$299,506	$39,000	$921,266

(1)Weighted average interest rate of debt that matures during the year.

	9/30/2024	6/30/2024	3/31/2024	12/31/2023	9/30/2023
Debt Balances Outstanding(1)
Secured fixed rate - mortgages payable - other	$386,949	$388,541	$389,874	$391,140	$343,709
Secured fixed rate - Fannie Mae credit facility	198,850	198,850	198,850	198,850	198,850
Unsecured variable rate lines of credit	39,000	48,000	40,357	30,000	—
Unsecured senior notes	300,000	300,000	300,000	300,000	300,000
Debt total	$924,799	$935,391	$929,081	$919,990	$842,559

Mortgages payable - other rate	4.05%	4.05%	4.05%	4.05%	4.14%
Fannie Mae Credit Facility rate	2.78%	2.78%	2.78%	2.78%	2.78%
Lines of credit rate(2)	6.70%	6.69%	6.68%	6.74%	—%
Unsecured senior notes rate	3.12%	3.12%	3.12%	3.12%	3.12%
Total debt	3.59%	3.62%	3.59%	3.54%	3.46%

(1)Excludes deferred financing costs.
(2)Interest rate excludes any unused facility fees and amounts reclassified from accumulated other comprehensive income (loss) into interest expense from terminated interest rate swaps, as shown in the table below.

	Three Months Ended
	9/30/2024	6/30/2024	3/31/2024	12/31/2023	9/30/2023
Reclassified from Accumulated OCI into interest expense	$171	$173	$197	$315	$324

S-10

CENTERSPACE
CAPITAL ANALYSIS
(in thousands, except per share and unit amounts)

	Three Months Ended
	9/30/2024	6/30/2024	3/31/2024	12/31/2023	9/30/2023
Equity Capitalization
Common shares outstanding	16,568	15,057	14,912	14,963	15,052
Operating partnership units outstanding	809	828	844	861	864
Series E preferred units (as converted)	2,038	2,053	2,062	2,078	2,087
Total common shares, Units, and Series E preferred units, as converted, outstanding	19,415	17,938	17,818	17,902	18,003
Market price per common share (closing price at end of period)	$70.47	$67.63	$57.14	$58.20	$60.26
Equity capitalization-common shares and units	$1,368,175	$1,213,147	$1,018,121	$1,041,896	$1,084,861
Recorded book value of preferred shares	$—	$93,530	$93,530	$93,530	$93,530
Total equity capitalization	$1,368,175	$1,306,677	$1,111,651	$1,135,426	$1,178,391

Series D Preferred Units	$16,560	$16,560	$16,560	$16,560	$16,560

Debt Capitalization
Total debt(1)	$924,799	$935,391	$929,081	$919,990	$842,559
Total market capitalization	$2,309,534	$2,258,628	$2,057,292	$2,071,976	$2,037,510

Total debt to total market capitalization(2)	40.0%	41.4%	45.2%	44.4%	41.4%

(1)Excludes deferred financing costs.
(2)Total debt to total market capitalization is a non-GAAP financial measure. Refer to pages S-19 through S-22 “Non-GAAP Financial Measures and Other Terms” for additional information.

	Three Months Ended										Nine Months Ended
	9/30/2024		6/30/2024		3/31/2024		12/31/2023		9/30/2023		9/30/2024		9/30/2023
Debt service coverage ratio(1)	2.94	x	3.03	x	3.02	x	3.09	x	3.11	x	3.00	x	3.03	x
Adjusted EBITDA/Interest expense plus preferred distributions and principal amortization	2.53	x	2.61	x	2.59	x	2.64	x	2.65	x	2.58	x	2.60	x
Net debt/Adjusted EBITDA(1)	7.17	x	6.96	x	7.08	x	7.10	x	6.41	x	7.03	x	6.30	x
Net debt and preferred equity/Adjusted EBITDA(1)	7.30	x	7.80	x	7.93	x	7.96	x	7.28	x	7.15	x	7.15	x

Distribution Data
Common shares and Units outstanding at record date (in thousands)	17,377		15,875		15,756		15,824		15,916		17,377		15,916
Total common distribution declared (in thousands)	$13,022		$11,907		$11,805		$11,551		$11,615		$36,734		$34,891
Common distribution per share and Unit	$0.75		$0.75		$0.75		$0.73		$0.73		$2.25		$2.19
Payout ratio (Core FFO per diluted share and unit basis)(2)	63.6%		59.1%		61.0%		59.8%		60.8%		61.1%		61.5%

(1)Debt service coverage ratio, net debt divided by adjusted EBITDA, and net debt and preferred equity divided by adjusted EBITDA are non-GAAP financial measures. Refer to pages S-19 through S-22 “Non-GAAP Financial Measures and Other Terms” for additional information.
(2)Payout ratio (Core FFO per diluted share and unit basis) is a non-GAAP financial measure. Refer to pages S-19 through S-22 “Non-GAAP Financial Measures and Other Terms” for additional information.

S-11

CENTERSPACE
SAME-STORE THIRD QUARTER COMPARISONS
(in thousands, except property data amounts and percentages)

	Apartment Homes Included	Revenues			Expenses			NOI(2)
Regions		Q3 2024	Q3 2023	% Change	Q3 2024	Q3 2023	% Change	Q3 2024	Q3 2023	% Change
Denver, CO	2,104	$13,415	$13,113	2.3%	$4,967	$4,685	6.0%	$8,448	$8,428	0.2%
Minneapolis, MN	4,711	23,203	22,699	2.2%	10,510	10,321	1.8%	12,693	12,378	2.5%
North Dakota	1,710	7,398	6,912	7.0%	2,759	2,718	1.5%	4,639	4,194	10.6%
Omaha, NE	872	3,704	3,580	3.5%	1,542	1,545	(0.2)%	2,162	2,035	6.2%
Rochester, MN	1,129	6,027	5,779	4.3%	2,428	2,245	8.2%	3,599	3,534	1.8%
St. Cloud, MN	832	3,584	3,528	1.6%	1,542	1,522	1.3%	2,042	2,006	1.8%
Other Mountain West(1)	1,222	5,279	5,178	2.0%	2,077	1,982	4.8%	3,202	3,196	0.2%
Same-Store Total	12,580	$62,610	$60,789	3.0%	$25,825	$25,018	3.2%	$36,785	$35,771	2.8%

	% of NOI Contribution	Weighted Average Occupancy (3)			Average Monthly Rental Rate (3)			Average Monthly Revenue per Occupied Home (3)
Regions		Q3 2024	Q3 2023	Growth	Q3 2024	Q3 2023	% Change	Q3 2024	Q3 2023	% Change
Denver, CO	23.0%	95.4%	94.8%	0.6%	$1,983	$1,976	0.4%	$2,228	$2,192	1.6%
Minneapolis, MN	34.4%	95.2%	94.3%	0.9%	1,544	1,523	1.4%	1,725	1,702	1.4%
North Dakota	12.6%	97.1%	95.8%	1.3%	1,357	1,276	6.3%	1,485	1,406	5.6%
Omaha, NE	5.9%	94.2%	95.1%	(0.9)%	1,364	1,299	5.0%	1,504	1,439	4.5%
Rochester, MN	9.8%	95.7%	94.4%	1.3%	1,746	1,711	2.0%	1,859	1,808	2.8%
St. Cloud, MN	5.6%	92.3%	92.2%	0.1%	1,379	1,349	2.2%	1,556	1,532	1.6%
Other Mountain West(1)	8.7%	95.5%	95.0%	0.5%	1,357	1,338	1.4%	1,508	1,487	1.4%
Same-Store Total	100.0%	95.3%	94.6%	0.7%	$1,569	$1,537	2.1%	$1,741	$1,703	2.2%

(1)Includes apartment communities in Billings, Montana and Rapid City, South Dakota.
(2)NOI is a non-GAAP financial measure. Refer to pages S-19 through S-22 “Non-GAAP Financial Measures and Other Terms” for additional information.
(3)Refer to pages S-19 through S-22 “Non-GAAP Financial Measures and Other Terms” for definitions.

S-12

CENTERSPACE
SAME-STORE SEQUENTIAL QUARTER COMPARISONS
(in thousands, except property data amounts and percentages)

	Apartment Homes Included	Revenues			Expenses			NOI(2)
Regions		Q3 2024	Q2 2024	% Change	Q3 2024	Q2 2024	% Change	Q3 2024	Q2 2024	% Change
Denver, CO	2,104	$13,415	$13,513	(0.7)%	$4,967	$4,623	7.4%	$8,448	$8,890	(5.0)%
Minneapolis, MN	4,711	23,203	23,426	(1.0)%	10,510	10,045	4.6%	12,693	13,381	(5.1)%
North Dakota	1,710	7,398	7,262	1.9%	2,759	2,684	2.8%	4,639	4,578	1.3%
Omaha, NE	872	3,704	3,563	4.0%	1,542	1,559	(1.1)%	2,162	2,004	7.9%
Rochester, MN	1,129	6,027	5,964	1.1%	2,428	2,126	14.2%	3,599	3,838	(6.2)%
St. Cloud, MN	832	3,584	3,638	(1.5)%	1,542	1,464	5.3%	2,042	2,174	(6.1)%
Other Mountain West(1)	1,222	5,279	5,233	0.9%	2,077	1,915	8.5%	3,202	3,318	(3.5)%
Same-Store Total	12,580	$62,610	$62,599	—%	$25,825	$24,416	5.8%	$36,785	$38,183	(3.7)%

	% of NOI Contribution	Weighted Average Occupancy (3)			Average Monthly Rental Rate (3)			Average Monthly Revenue per Occupied Home (3)
Regions		Q3 2024	Q2 2024	Growth	Q3 2024	Q2 2024	% Change	Q3 2024	Q2 2024	% Change
Denver, CO	23.0%	95.4%	95.5%	(0.1)%	$1,983	$1,982	0.1%	$2,228	$2,242	(0.6)%
Minneapolis, MN	34.4%	95.2%	95.5%	(0.3)%	1,544	1,537	0.5%	1,725	1,736	(0.6)%
North Dakota	12.6%	97.1%	96.1%	1.0%	1,357	1,329	2.1%	1,485	1,474	0.7%
Omaha, NE	5.9%	94.2%	93.1%	1.1%	1,364	1,343	1.6%	1,504	1,463	2.8%
Rochester, MN	9.8%	95.7%	96.1%	(0.4)%	1,746	1,735	0.6%	1,859	1,832	1.5%
St. Cloud, MN	5.6%	92.3%	93.7%	(1.4)%	1,379	1,364	1.1%	1,556	1,555	0.1%
Other Mountain West(1)	8.7%	95.5%	94.4%	1.1%	1,357	1,349	0.6%	1,508	1,511	(0.2)%
Same-Store Total	100.0%	95.3%	95.3%	—%	$1,569	$1,558	0.7%	$1,741	$1,741	—%

(1)Includes apartment communities in Billings, Montana and Rapid City, South Dakota.
(2)NOI is a non-GAAP financial measure. Refer to pages S-19 through S-22 “Non-GAAP Financial Measures and Other Terms” for additional information.
(3)Refer to pages S-19 through S-22 “Non-GAAP Financial Measures and Other Terms” for definitions.

S-13

CENTERSPACE
SAME-STORE YEAR-TO-DATE COMPARISONS
(in thousands, except property data amounts and percentages)

	Apartment Homes Included	Revenues			Expenses			NOI(2)
Regions		2024	2023	% Change	2024	2023	% Change	2024	2023	% Change
Denver, CO	2,104	$40,283	$39,577	1.8%	$14,178	$13,528	4.8%	$26,105	$26,049	0.2%
Minneapolis, MN	4,711	69,606	67,665	2.9%	29,969	30,002	(0.1)%	39,637	37,663	5.2%
North Dakota	1,710	21,656	20,189	7.3%	8,415	8,071	4.3%	13,241	12,118	9.3%
Omaha, NE	872	10,835	10,379	4.4%	4,575	4,360	4.9%	6,260	6,019	4.0%
Rochester, MN	1,129	17,906	17,188	4.2%	6,657	6,610	0.7%	11,249	10,578	6.3%
St. Cloud, MN	832	10,847	10,338	4.9%	4,620	4,617	0.1%	6,227	5,721	8.8%
Other Mountain West(1)	1,222	15,612	15,423	1.2%	5,822	5,583	4.3%	9,790	9,840	(0.5)%
Same-Store Total	12,580	$186,745	$180,759	3.3%	$74,236	$72,771	2.0%	$112,509	$107,988	4.2%

	% of NOI Contribution	Weighted Average Occupancy (3)			Average Monthly Rental Rate (3)			Average Monthly Revenue per Occupied Home (3)
Regions		2024	2023	Growth	2024	2023	% Change	2024	2023	% Change
Denver, CO	23.2%	95.4%	95.3%	0.1%	$1,980	$1,953	1.4%	$2,230	$2,192	1.7%
Minneapolis, MN	35.2%	95.1%	94.8%	0.3%	1,537	1,509	1.9%	1,727	1,684	2.6%
North Dakota	11.8%	96.3%	96.3%	—%	1,330	1,244	6.9%	1,462	1,363	7.3%
Omaha, NE	5.6%	93.5%	94.6%	(1.1)%	1,344	1,265	6.2%	1,476	1,397	5.7%
Rochester, MN	10.0%	95.5%	94.7%	0.8%	1,737	1,688	2.9%	1,846	1,786	3.4%
St. Cloud, MN	5.5%	93.3%	91.4%	1.9%	1,366	1,336	2.2%	1,553	1,511	2.8%
Other Mountain West(1)	8.7%	94.3%	95.1%	(0.8)%	1,349	1,328	1.6%	1,505	1,474	2.1%
Same-Store Total	100.0%	95.1%	94.9%	0.2%	$1,558	$1,517	2.7%	$1,735	$1,683	3.1%

(1)Includes apartment communities in Billings, Montana and Rapid City, South Dakota.
(2)NOI is a non-GAAP financial measure. Refer to pages S-19 through S-22 “Non-GAAP Financial Measures and Other Terms” for additional information.
(3)Refer to pages S-19 through S-22 “Non-GAAP Financial Measures and Other Terms” for definitions.

S-14

CENTERSPACE
PORTFOLIO SUMMARY(1)

	As of and for the Three Months Ended
	9/30/2024	6/30/2024	3/31/2024	12/31/2023	9/30/2023
Number of Apartment Homes at Period End
Same-Store	12,580	12,580	12,580	12,173	12,173
Non-Same-Store	303	303	303	915	612
All Communities	12,883	12,883	12,883	13,088	12,785

Average Monthly Rental Rate(2)
Same-Store	$1,569	$1,558	$1,547	$1,522	$1,511
Non-Same-Store	1,906	1,900	1,885	1,893	1,907
All Communities	$1,577	$1,566	$1,555	$1,547	$1,530

Average Monthly Revenue per Occupied Apartment Home(2)
Same-Store	$1,741	$1,741	$1,724	$1,683	$1,676
Non-Same-Store	2,126	2,125	2,053	2,055	2,072
All Communities	$1,750	$1,750	$1,732	$1,708	$1,695

Weighted Average Occupancy(2)
Same-Store	95.3%	95.3%	94.6%	94.8%	94.7%
Non-Same-Store	95.5%	96.7%	96.6%	95.8%	93.5%
All Communities	95.3%	95.3%	94.6%	94.9%	94.6%

Property Operating Expenses as a % of Scheduled Rental Rent(2)
Same-Store	43.6%	41.5%	41.1%	41.5%	43.3%
Non-Same-Store	34.9%	31.1%	33.0%	35.7%	41.9%
All Communities	43.4%	41.2%	40.9%	41.0%	43.3%

Capital Expenditures
Total Recurring Capital Expenditures(2) per Apartment Home – Same-Store	$347	$264	$209	$491	$340

(1)Previously reported amounts are not revised for changes in the composition of the same-store properties pool.
(2)Refer to pages S-19 through S-22 “Non-GAAP Financial Measures and Other Terms” for definitions.

S-15

CENTERSPACE
CAPITAL EXPENDITURES
($ in thousands, except per home amounts)

	Three Months Ended		Nine Months Ended
Capital Expenditures	9/30/2024	9/30/2023	9/30/2024	9/30/2023
Total Same-Store Apartment Homes	12,580	12,580	12,580	12,580
All Properties - Weighted Average Apartment Homes	12,883	13,463	12,927	13,965

Same-Store
Building - Exterior	$1,442	$741	$3,243	$866
Building - Interior	77	45	131	(17)
Mechanical, Electrical, & Plumbing	548	1,578	3,827	2,629
Furniture & Equipment	109	78	340	244
Landscaping & Grounds	670	110	1,908	26
Turnover replacements	1,150	1,295	3,040	2,664
Work in progress - net change	366	426	(2,173)	2,272
Recurring Capital Expenditures(1) - Same-Store	$4,362	$4,273	$10,316	$8,684
Recurring Capital Expenditures(1) per Apartment Home - Same-Store	$347	$340	$820	$690

Recurring Capital Expenditures(1) - All Properties	$4,391	$4,428	$10,441	$9,390
Recurring Capital Expenditures(1) per Apartment Home - All Properties	$341	$329	$808	$672

Value Add(1)
Same-Store
Interior - Units	$997	$4,512	$1,691	$10,230
Common Areas and Exterior	4,354	1,737	$22,384	$4,334
Work in Progress - net change	(666)	701	$(3,467)	$914
Total Value Add - Same Store	$4,685	$6,950	$20,608	$15,478

All Properties
Interior - Units	$997	$4,512	$1,691	$10,230
Common Areas and Exterior	4,470	1,737	$22,944	$4,399
Work in Progress - net change	(666)	708	$(3,467)	$921
Total Value Add - All Properties	$4,801	$6,957	$21,168	$15,550

Total Same-Store Capital Spend(3)
Capital Spend - Same-Store(3)	$9,047	$11,223	$30,924	$24,162
Capital Spend per Apartment Home - Same-Store(3)	$719	$892	$2,458	$1,921

Acquisition and Other Capital Expenditures(1)(2)
All Properties	$2,660	$2,690	10,997	12,824

Total Capital Spend
Total Capital Spend - All Properties	$11,852	$14,075	$42,606	$37,764
Total Capital Spend per Apartment Home - All Properties	$920	$1,045	$3,296	$2,704

(1)Refer to pages S-19 through S-22 “Non-GAAP Financial Measures and Other Terms” for definitions.
(2)Non-routine capital expenditures were reclassified for inclusion in the Acquisition and Other Capital Expenditures category to conform to current year presentation. For the three and nine months ended September 30, 2023, $503,000 and $674,000 was reclassified to Acquisition and Other Capital Expenditures, respectively.
(3)Includes value-add and excludes acquisition and other capital expenditures on same-store communities.

S-16

CENTERSPACE
2024 Financial Outlook
(in thousands, except per share and per home amounts)
Centerspace updated its financial outlook for 2024 in the table below.

		2024 Previous Outlook Range		2024 Updated Outlook Range
	Nine Months Ended	Low	High	Low	High
	September 30, 2024	Amount	Amount	Amount	Amount
Same-store growth
Revenue	$186,745	3.25%	4.25%	3.00%	3.50%
Controllable expenses	46,614	3.25%	4.25%	1.50%	2.00%
Non-controllable expenses	27,622	3.50%	5.00%	4.25%	5.25%
Total Expenses	$74,236	3.50%	4.75%	2.50%	3.25%
Same-store NOI(1)	$112,509	3.00%	4.00%	3.25%	3.75%

Components of NOI(1)
Same-store	$112,509	$149,600	$151,000	$150,000	$150,700
Non-same-store	3,810	5,000	5,200	5,500	5,600
Other properties	1,136	1,750	1,850	1,450	1,550
Dispositions	202	203	203	203	203
Total NOI(1)	$117,657	$156,553	$158,253	$157,153	$158,053

Other operating income and expenses
General and administrative and property management	(19,735)	(27,900)	(27,400)	(27,000)	(26,500)
Casualty loss	(918)	(2,050)	(1,950)	(1,350)	(1,250)
Non-real estate depreciation and amortization	(322)	(400)	(350)	(400)	(350)
Non-controlling interest	(98)	(120)	(130)	(120)	(130)
Total other operating income and expenses	$(21,073)	$(30,470)	$(29,830)	$(28,870)	$(28,230)

Interest expense	$(27,485)	(36,850)	(36,500)	(37,550)	(37,250)
Interest and other income	1,462	1,800	2,000	1,750	1,850
Dividends to preferred shareholders	(4,821)	(6,428)	(6,428)	(4,821)	(4,821)
Redemption of preferred shares	(3,511)	—	—	(3,511)	(3,511)
FFO applicable to common shares and Units - diluted(1)	$62,229	$84,605	$87,495	$84,151	$86,091

Non-core income and expenses
Non-cash casualty loss	$261	$1,150	$1,100	$350	$300
Interest rate swap amortization	542	725	700	725	700
Amortization of assumed debt	789	1,075	1,025	1,225	1,175
Loss on litigation settlement and associated trial costs	37	125	100	75	50
Redemption of preferred shares	3,511	—	—	3,511	3,511
Other miscellaneous items	(72)	100	50	150	100
Total non-core income and expenses	$5,068	$3,175	$2,975	$6,036	$5,836
Core FFO applicable to common shares and Units - diluted(1)	$67,297	$87,780	$90,470	$90,187	$91,927

Net loss per share - diluted	$(0.96)	$(1.21)	$(1.01)	$(1.21)	$(1.06)
FFO per diluted share(1)	$3.40	$4.61	$4.76	$4.50	$4.59
Core FFO per diluted share(1)	$3.68	$4.78	$4.92	$4.82	$4.90
Weighted average shares outstanding - diluted	18,303	18,350	18,375	18,700	18,750

Additional Assumptions
Same-store recurring capital expenditures (per home)	$820	$1,100	$1,150	$1,100	$1,150
Value-add expenditures	$21,168	$23,000	$25,000	$23,000	$25,000
(1)NOI, FFO, and Core FFO are non-GAAP financial measures. For more information on their usage and presentation, and a reconciliation to the most directly comparable GAAP measures, refer to "Non-GAAP Financial Measures and Reconciliations" in the Supplemental Financial and Operating Data" above and pages S-19 through S-22 “Non-GAAP Financial Measures and Other Terms” for additional information.

S-17

Reconciliation of Net Income (Loss) Available to Common Shareholders to FFO and Core FFO
The following table presents reconciliations of Net income (loss) available to common shareholders to FFO and Core FFO, which are non-GAAP financial measures described in greater detail under “Non-GAAP Financial Measures and Other Terms.” They should not be considered as alternatives to net income (loss) or any other GAAP measurement of performance, but rather should be considered as an additional, supplemental measure. FFO and Core FFO also do not represent cash generated from operating activities in accordance with GAAP, nor are they indicative of funds available to fund all cash needs, including the ability to service indebtedness or make distributions to shareholders. The outlook and projections provided below are based on current expectations and are forward-looking statements under applicable U.S. federal securities laws.

		Previous Outlook		Updated Outlook
	Nine Months Ended	12 Months Ended		12 Months Ended
	September 30, 2024	December 31, 2024		December 31, 2024
	Actual	Low	High	Low	High
Net loss available to common shareholders	$(14,581)	$(14,418)	$(10,653)	$(14,872)	$(12,057)
Noncontrolling interests - Operating Partnership and Series E preferred units	(2,735)	(7,795)	(7,885)	(7,795)	(7,885)
Depreciation and amortization	78,810	106,098	105,298	106,098	105,298
Less depreciation - non real estate	(248)	(400)	(350)	(400)	(350)
Less depreciation - partially owned entities	(74)	(120)	(130)	(120)	(130)
Loss on sale of real estate	577	600	575	600	575
Dividends to preferred unitholders	480	640	640	640	640
FFO applicable to common shares and Units - diluted	$62,229	$84,605	$87,495	$84,151	$86,091

Adjustments to Core FFO:
Non-cash casualty loss	261	1,150	1,100	350	300
Interest rate swap amortization	542	725	700	725	700
Amortization of assumed debt	789	1,075	1,025	1,225	1,175
Loss on litigation settlement and associated trial costs	37	125	100	75	50
Redemption of preferred shares	3,511	—	—	3,511	3,511
Other miscellaneous items	(72)	100	50	150	100
Core FFO applicable to common shares and Units - diluted	$67,297	$87,780	$90,470	$90,187	$91,927

Net loss per share - diluted	$(0.96)	$(1.21)	$(1.01)	$(1.21)	$(1.06)
FFO per share - diluted	$3.40	$4.61	$4.76	$4.50	$4.59
Core FFO per share - diluted	$3.68	$4.78	$4.92	$4.82	$4.90
Reconciliation of Operating Income to Net Operating Income
Net operating income, or NOI, is a non-GAAP financial measure which the company defines as total real estate revenues less property operating expenses, including real estate taxes. Centerspace believes that NOI is an important supplemental measure of operating performance for real estate because it provides a measure of operations that is unaffected by sales of real estate and other investments, impairment, depreciation, amortization, financing costs, property management expenses, casualty losses, loss on litigation settlement, and general and administrative expenses. NOI does not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income (loss), net income (loss) available for common shareholders, or cash flow from operating activities as a measure of financial performance.

		Previous Outlook		Updated Outlook
	Nine Months Ended	12 Months Ended		12 Months Ended
	September 30, 2024	December 31, 2024		December 31, 2024
	Actual	Low	High	Low	High
Operating income	$17,617	$19,780	$22,930	$22,030	$24,380
Adjustments:
General and administrative and property management expenses	19,735	27,900	27,400	27,000	26,500
Casualty loss	918	2,050	1,950	1,350	1,250
Depreciation and amortization	78,810	106,098	105,298	106,098	105,298
Loss on sale of real estate and other investments	577	600	575	600	575
Loss on litigation settlement and associated trial costs	—	125	100	75	50
Net operating income	$117,657	$156,553	$158,253	$157,153	$158,053

S-18

CENTERSPACE
NON-GAAP FINANCIAL MEASURES AND OTHER TERMS
Acquisition and Other Capital Expenditures
Acquisition and other non-routine capital expenditures represent capital additions contemplated in the underwriting at recently acquired communities. These amounts are considered when determining expected returns. Other includes casualty and other non-routine capital items including, but not limited to, tenant improvements, real estate special assessments, and capital expenditures incurred to dispose of properties. Casualty represents capitalized costs incurred in connection with the restoration of an apartment community after a casualty event.
Adjusted EBITDA
Adjusted EBITDA is earnings before interest, taxes, depreciation, amortization, gain/loss on sale of real estate and other investments, impairment of real estate investments, gain/loss on extinguishment of debt, gain/loss from involuntary conversion; and other non-routine items or items not considered core to business operations. The Company considers Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, financing costs, or non-operating gains and losses. Adjusted EBITDA is a non-GAAP financial measure and should not be considered a substitute for operating results determined in accordance with GAAP.
Average Monthly Rental Rate
Average monthly rental rate is scheduled rent divided by the total number of apartment homes.
Average Monthly Revenue per Occupied Home
Average monthly revenue per occupied home is defined as total rental revenues divided by the weighted average occupied apartment homes for the period.
Blended Lease Rate Growth
Blended lease rate growth is the weighted average rate change of new leases signed and renewal leases started within the given timeframe and the previous lease on the same unit.
Debt Service Coverage Ratio
Debt service coverage ratio is computed by dividing Adjusted EBITDA by interest expense and principal amortization. This term is a non-GAAP financial measure and should not be considered a substitute for operating results determined in accordance with GAAP. Refer to the Adjusted EBITDA definition included within this Non-GAAP Financial Measures and Other Terms section.

	Three Months Ended					Nine Months Ended
	9/30/2024	6/30/2024	3/31/2024	12/31/2023	9/30/2023	9/30/2024	9/30/2023
Adjusted EBITDA	$31,757	$33,070	$32,351	$32,091	$31,692	$97,178	$96,773

Interest Expense	8,932	9,318	9,193	8,913	8,556	27,443	27,516
Principal Amortization	1,854	1,596	1,529	1,487	1,646	4,979	4,445
Total Interest Expense and Principal Amortization	10,786	10,914	10,722	10,400	10,202	32,422	31,961
Distributions paid to Series C preferred shareholders and Series D preferred unitholders	1,767	1,767	1,767	1,767	1,767	5,301	5,301
Total Interest Expense, Principal Amortization, and preferred distributions	12,553	12,681	12,489	12,167	11,969	37,723	37,262

Debt Service Coverage Ratio	2.94	3.03	3.02	3.09	3.11	3.00	3.03

Adjusted EBITDA/Interest expense plus preferred distributions and principal amortization	2.53	2.61	2.59	2.64	2.65	2.58	2.60

S-19

Funds From Operations and Core Funds From Operations
The Company believes that FFO, which is a non-GAAP financial measure used as a standard supplemental measure for equity real estate investment trusts, is helpful to investors in understanding its operating performance, primarily because its calculation does not assume that the value of real estate assets diminishes predictably over time, as implied by the historical cost convention of GAAP and the recording of depreciation and amortization.
The Company uses the definition of FFO adopted by the National Association of Real Estate Investment Trusts, Inc. (“Nareit”). Nareit defines FFO as net income or loss calculated in accordance with GAAP, excluding:
•depreciation and amortization related to real estate;
•gains and losses from the sale of certain real estate assets;
•impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity; and
•similar adjustments for partially owned consolidated real estate entities.
The exclusion in Nareit’s definition of FFO of gains and losses from the sale of real estate assets and impairment write-downs helps to identify the operating results of the long-term assets that form the base of the Company's investments, and assists management and investors in comparing those operating results between periods.
Due to the limitations of the Nareit FFO definition, Centerspace has made certain interpretations in applying this definition. The Company believes that all such interpretations not specifically identified in the Nareit definition are consistent with this definition. Nareit’s FFO White Paper 2018 Restatement clarified that impairment write-downs of land related to a REIT’s main business are excluded from FFO and a REIT has the option to exclude impairment write-downs of assets that are incidental to its main business.
While FFO is widely used by Centerspace as a primary performance metric, not all real estate companies use the same definition of FFO or calculate FFO in the same way. Accordingly, FFO presented here is not necessarily comparable to FFO presented by other real estate companies. FFO should not be considered as an alternative to net income (loss) or any other GAAP measurement of performance, but rather should be considered as an additional, supplemental measure. FFO also does not represent cash generated from operating activities in accordance with GAAP, nor is it indicative of funds available to fund all cash flow needs, including the ability to service indebtedness or make distributions to shareholders.
Core Funds from Operations (“Core FFO”) is FFO as adjusted for non-routine items or items not considered core to business operations. By further adjusting for items that are not considered part of core business operations, the Company believes that Core FFO provides investors with additional information to compare core operating and financial performance between periods. Core FFO should not be considered as an alternative to net income (loss), or any other GAAP measurement of performance, but rather should be considered an additional supplemental measure. Core FFO also does not represent cash generated from operating activities in accordance with GAAP, nor is it indicative of funds available to fund the Company's cash needs, including its ability to service indebtedness or make distributions to shareholders. Core FFO is a non-GAAP and non-standardized financial measure that may be calculated differently by other REITs and should not be considered a substitute for operating results determined in accordance with GAAP.

S-20

Net Debt Divided by Adjusted EBITDA
Net debt is the total outstanding debt balance less cash and cash equivalents. Preferred equity is the sum of the book value of Series C preferred shares and Series D preferred units outstanding. Adjusted EBITDA is annualized for periods less than one year. Net debt and adjusted EBITDA are non-GAAP financial measures and should not be considered a substitute for operating results determined in accordance with GAAP. Refer to the Adjusted EBITDA definition included within this Non-GAAP Financial Measures and Other Terms section.

	As of and for the					As of and for the
	Three Months Ended					Nine Months Ended
	9/30/2024	6/30/2024	3/31/2024	12/31/2023	9/30/2023	9/30/2024	9/30/2023
Total debt(1)	$924,799	$935,391	$929,081	$919,990	$842,559	$924,799	$842,559
Less: cash and cash equivalents	14,453	14,328	12,682	8,630	29,701	14,453	29,701
Net debt	$910,346	$921,063	$916,399	$911,360	$812,858	$910,346	$812,858

Adjusted EBITDA(2)	$127,028	$132,280	$129,404	$128,364	$126,768	$129,571	$129,031
Net debt/Adjusted EBITDA	7.17	6.96	7.08	7.10	6.41	7.03	6.30

Preferred Equity	$16,560	$110,090	$110,090	$110,090	$110,090	$16,560	$110,090
Net debt and preferred equity	$926,906	$1,031,153	$1,026,489	$1,021,450	$922,948	$926,906	$922,948
Adjusted EBITDA(2)	$127,028	$132,280	$129,404	$128,364	$126,768	$129,571	$129,031
Net debt and preferred equity/Adjusted EBITDA	7.30	7.80	7.93	7.96	7.28	7.15	7.15
(1)Excludes deferred financing costs.
(2)Annualized for periods less than one year.
Net Operating Income
Net operating income, or NOI, is a non-GAAP financial measure which the Company defines as total real estate revenues less property operating expenses, including real estate taxes. The Company believes that NOI is an important supplemental measure of operating performance for real estate because it provides a measure of operations that excludes gain (loss) on the sale of real estate and other investments, impairment, depreciation and amortization, financing costs, property management expenses, casualty gains or     losses, loss on litigation settlement, and general and administrative expenses. NOI does not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income (loss), net income (loss) available for common shareholders, or cash flow from operating activities as a measure of financial performance.
New Lease Rate Growth
New lease rate growth is the average rate change of new leases that were signed within the given timeframe and the previous lease on the same unit.
Payout Ratio (Core FFO per Diluted Share and Unit Basis)
Payout ratio (Core FFO per diluted share and unit basis) is the ratio of the current quarterly or annual distribution rate per common share and unit divided by quarterly or annual Core FFO per diluted share and unit. This term is a non-GAAP financial measure and should not be considered a substitute for operating results determined in accordance with GAAP. Refer to the Core FFO definition included within this Non-GAAP Financial Measures and Other Terms section.

	Three Months Ended					Nine Months Ended
	9/30/2024	6/30/2024	3/31/2024	12/31/2023	9/30/2023	9/30/2024	9/30/2023
Common distribution per share and unit	$0.75	$0.75	$0.75	$0.73	$0.73	$2.25	$2.19
Core FFO per common share and unit diluted	1.18	1.27	1.23	1.22	1.20	3.68	3.56
Payout ratio	63.6%	59.1%	61.0%	59.8%	60.8%	61.1%	61.5%

S-21

Recurring Capital Expenditures
Recurring capital expenditures represent expenditures necessary to help preserve the value of and maintain the functionality at communities. Property recurring capital expenditures are necessary to maintain asset quality, including purchasing and replacing items used to operate the communities such as appliances, mechanical equipment, flooring to roof replacement, paving, siding, and major landscaping.
Renewal Lease Rate Growth
Renewal lease rate growth is the average rate change of renewal leases that started within the given timeframe and the previous lease on the same unit.
Same-Store Controllable Expenses
The Company defines same-store controllable expenses as property operating expenses excluding real estate taxes and insurance. Same-store controllable expenses exclude real estate taxes and insurance, in order to provide a measure of expenses that are within management's control, and is used for the purposes of budgeting, business planning, and performance evaluation. This is a non-GAAP financial measure and should not be considered an alternative to total expenses or total property operating expenses and real estate taxes.
Scheduled Rental Revenue
Scheduled rental revenue represents the value of all apartment homes, with occupied apartment homes valued at contractual rental rates pursuant to leases and vacant apartment homes valued at estimated market rents. When calculating actual rents for occupied apartment homes and market rents for vacant homes, delinquencies and concessions are not taken into account. Market rates are determined using the currently offered effective rates on new leases at the community and are used as the starting point in determination of the market rates of vacant apartment homes.
Total Debt to Total Market Capitalization
Total debt to total market capitalization, a non-GAAP financial measure, is total debt not adjusted for unamortized deferred financing costs or unamortized debt premiums and discounts from the balance sheet divided by the sum of total debt from the balance sheet, market value of common shares, operating partnership units, and the as converted Series E preferred units, and book value of Series C preferred shares and Series D preferred units outstanding at the end of the period. This non-GAAP financial measure should not be considered a substitute for operating results determined in accordance with GAAP.
Value Add
Value add represents expenditures that are expected to result in increased income generation or decreased expense growth over time to improve a community’s cash flow and competitive position. This includes elective capital expenditures such as full-scale renovations including new amenities, interior unit turn renovations, enhanced clubhouses and common area hallways and certain resource management initiatives including smart home automation as well as environmental and sustainability initiatives for higher rental levels or expense savings in their respective markets.
Weighted Average Occupancy
Weighted average occupancy is defined as the percentage resulting from dividing actual rental revenue by scheduled rental revenue. Scheduled rental revenue represents the value of all apartment homes, with occupied homes valued at contractual rental rates pursuant to leases and vacant apartment homes valued at estimated market rents. When calculating actual rents for occupied apartment homes and market rents for vacant homes, delinquencies and concessions are not taken into account. Market rates are determined using the currently offered effective rates on new leases at the community and are used as the starting point in determination of the market rates of vacant apartment homes. The Company believes that weighted average occupancy is a meaningful measure of occupancy because it considers the value of each vacant unit at its estimated market rate. Weighted average occupancy may not completely reflect short-term trends in physical occupancy, and the calculation of weighted average occupancy may not be comparable to that disclosed by other REITs and other real estate companies.

S-22